Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:         February 20, 2013

Issuer Name and Ticker or Trading Symbol:  TRW Automotive Holdings Corp. (TRW)

Designated Filer:                          Automotive Investors L.L.C.

Other Joint Filers:                        Blackstone Management Associates IV
                                           L.L.C., Blackstone Capital
                                           Partners IV-A L.P., Blackstone
                                           Family Investment Partnership IV-A
                                           L.P., Blackstone Capital Partners IV
                                           L.P., Blackstone Automotive Co-Invest
                                           Capital Partners L.P., Blackstone
                                           Holdings III L.P., Blackstone
                                           Holdings III GP L.L.C., The
                                           Blackstone Group L.P., Blackstone
                                           Group Management L.L.C. and
                                           Mr. Stephen A. Schwarzman

Addresses:                                 The principal business address of
                                           each of the Joint Filers above is c/o
                                           The Blackstone Group L.P., 345 Park
                                           Avenue, New York, New York 10154

Signatures:

                                           Automotive Investors L.L.C.

                                           By:    /s/ John G. Finley
                                                  --------------------------
                                           Name:  John G. Finley
                                           Title: Authorized Person

                                           Blackstone Management Associates IV
                                           L.L.C.

                                           By:    /s/ John G. Finley
                                                  --------------------------
                                           Name:  John G. Finley
                                           Title: Authorized Person

                                           Blackstone Capital Partners IV-A L.P.

                                           By: Blackstone Management Associates
                                               IV L.L.C., its General Partner

                                           By:    /s/ John G. Finley
                                                  --------------------------
                                           Name:  John G. Finley
                                           Title: Authorized Person

                                           Blackstone Capital Partners IV L.P.

                                           By: Blackstone Management Associates
                                               IV L.L.C., its General Partner

                                           By:    /s/ John G. Finley
                                                  --------------------------
                                           Name:  John G. Finley
                                           Title: Authorized Person

                                           Blackstone Automotive Co-Invest
                                           Capital Partners L.P.

                                           By: Blackstone Management Associates
                                               IV L.L.C., its General Partner

                                           By:    /s/ John G. Finley
                                                  --------------------------
                                           Name:  John G. Finley
                                           Title: Authorized Person

                                           Blackstone Family Investment
                                           Partnership IV-A L.P.

                                           By: Blackstone Management Associates
                                               IV L.L.C., its General Partner

                                           By:    /s/ John G. Finley
                                                  --------------------------
                                           Name:  John G. Finley
                                           Title: Authorized Person

                                           Blackstone Holdings III L.P.

                                           By:    /s/ John G. Finley
                                                  --------------------------
                                           Name:  John G. Finley
                                           Title: Authorized Person

                                           Blackstone Holdings III GP L.L.C.

                                           By:    /s/ John G. Finley
                                                  --------------------------
                                           Name:  John G. Finley
                                           Title: Authorized Person

                                           Blackstone Group L.P.

                                           By:    /s/ John G. Finley
                                                  --------------------------
                                           Name:  John G. Finley
                                           Title: Authorized Person

                                           Blackstone Group Management L.L.C.

                                           By:    /s/ John G. Finley
                                                  --------------------------
                                           Name:  John G. Finley
                                           Title: Authorized Person

                                                       /s/ Stephen A. Schwarzman
                                                       --------------------------
                                                       Stephen A. Schwarzman